SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 23, 2004

(Date of earliest event reported)

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On January 23, 2004, ONEOK announced Curtis Dinan will become vice president and chief accounting officer of ONEOK, Inc. and all divisions and subsidiaries. Dinan, 36, will report to Jim Kneale, senior vice president, chief financial officer and treasurer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	ProForma Financial Information

Not applicable.

(c)	Exhibits

99.1	Press release issued by ONEOK, Inc. dated January 23, 2004.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: January 23, 2004	By:	/s/ Jim Kneale
Jim Kneale
Senior Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)

3